UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 8, 2013

Coeur d’Alene Mines Corporation

(Exact name of registrant as specified in its charter)

IDAHO	1-8641	82-0109423
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

505 Front Ave., P.O. Box “I”

Coeur d’Alene, Idaho, 83816

(Address of Principal Executive Offices)

(208) 667-3511

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 8, 2013, Coeur d’Alene Mines Corporation (the “Company”) announced the appointment of Peter C. Mitchell, 57, as Senior Vice President and Chief Financial Officer, effective June 3, 2013. Mr. Mitchell will assume the duties of Chief Financial Officer from Frank L. Hanagarne, Jr., who has served in that capacity on an interim basis since he was appointed Chief Operating Officer on February 4, 2013. Mr. Mitchell has served as Chief Financial Officer of Taseko Mines Limited, a Vancouver, B.C.-based mining company, since September 2008. In that capacity he has led the financial operations of Taseko, including sourcing strategic capital to fund Taseko’s strategic growth plan. Previously, Mr. Mitchell was involved in leading and managing growth in private equity portfolio companies through acquisitions, integrations and greenfield initiatives. His roles included serving as President of Florida Career College, a for-profit college in Fort Lauderdale, Florida, from March 2008 to September 2008; President and Chief Executive Officer of Vatterott Educational Centers, Inc. in St. Louis, Missouri, a for-profit educational company, from 2002 to 2007; Vice Chairman and Chief Financial Officer of Von Hoffmann Corporation in St. Louis, a commercial and educational printing company in St. Louis, Missouri, from 1997 to 2002; Senior Vice President and Chief Financial Officer of Crown Packaging Ltd., an integrated paper packaging company in Seattle, Washington and Vancouver, B.C., from 1993 to 1997; and Vice President and Chief Financial Officer of Paperboard Industries Corporation in Toronto, a packaging and container manufacturer in Toronto, from 1985 to 1993. None of these prior employers are affiliates of the Company. Mr. Mitchell is a Chartered Accountant with degrees in Economics (BA) from the University of Western Ontario and Business Administration (MBA) from the University of British Columbia.

The offer letter entered into between the Company and Mr. Mitchell (the “Offer Letter”) provides for an annual base salary of $400,000, a target annual incentive opportunity of 75% of his then-current base salary, and a target long-term equity incentive award of 225% of his then-current base salary. In addition, the Offer Letter provides for an initial sign-on grant of $200,000 in then-current market value of restricted stock units, vesting entirely on the third anniversary of the grant date.

Copies of the Offer Letter and the press release announcing Mr. Mitchell’s appointment are attached as Exhibit 10.1 and 99.1, respectively, to this Report.

Item 9.01.	Financial Statements and Exhibits.

(d)	List of Exhibits

Exhibit No.	Description

Exhibit 10.1	Offer letter dated April 23, 2013

Exhibit 99.1	Press release dated May 8, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COEUR D’ALENE MINES CORPORATION

Date: May 8, 2013	By:	/s/ Casey M. Nault
	Name:	Casey M. Nault
	Title:	Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

Exhibit 10.1	Offer letter dated April 23, 2013

Exhibit 99.1	Press release dated May 8, 2013